Exhibit 4.8.78 - Document List - ELECTRIC CATALOGUE 2

	Drawing List			Page 2	Total 3
Building Owner	Shenyang Sunshine Pharmaceutical Company Limited	Design No.		Project No.
Project Title		Sub-project Title		Design Item	Electrical Instrument
Drawing No.		Drawing Title		Size	Remark
INSTRUMENT AUTOMATIC CONTROL
D558-E-31		DESIGN DESCRIPTION OF AUTOMATIC CONTROL SYSTEM		A1
D558-E-32		AUTOMATIC CONTROL NETWORK DIAGRAM		A1
D558-E-33		K1X SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-34		K11 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-35		K12 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-36		K13 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-37		K14 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-38		K15 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-39		K2X-1 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-310		K2X-2 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-311		K21 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-312		K22 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-313		K23 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-314		K24 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-315		K3X SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-316		K31 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-317		K32 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-318		K33 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-319		K34 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-320		K41 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-321		K51 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-322		K52 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-323		K61 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-324		K62 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-325		K71 SHCEMATIC DIAGRAM OF AUTOMATIC CONTROL		A1
D558-E-326		L1 SHCEMATIC DIAGRAM OF COLD WATER AUTOMATIC CONTROL		A1
D558-E-327		L2 SHCEMATIC DIAGRAM OF COLD WATER AUTOMATIC CONTROL		A1
D558-E-328		PLA OF MONITORING POINT IN THE FIRST FLOOR		A1
D558-E-329		PLA OF MONITORING POINT IN THE SECOND FLOOR		A1
D558-E-330		AUTOMATIC CONTROLWIRING DIAGRAM (PLCP-1) 1		A1

Project Principal		Checked by	Authorized by	Date	2009.05.15